EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Ruby Mining Co. (the "Company") on Form 10-QSB/A for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Murray D. Bradley, Chief Financial Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/  Murray D. Bradley
-----------------------------
Murray D. Bradley
Chief Financial Officer
June 18, 2003

























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